                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 7, 1997
                                                         ------------------

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Ohio                          1-11690               34-1723097
--------------------------------------------------------------------------------
(State or other Jurisdiction           (Commission           (IRS Employer
      or incorporation)                File Number)       Identification Number)


               34555 Chagrin Boulevard, Moreland Hills, Ohio 44022
--------------------------------------------------------------------------------

        Registrant's telephone number, including area code (440) 247-4700
                                                           ---------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name of former address, if changed since last report)

Item 5.  Other Events
---------------------

During the period June 16, 1997 (the date of the most recent current report on Form 8-K disclosing the Company's acquisitions through that date) through November 3, 1997, through individual transactions, the Company completed the acquisition of four shopping centers (the "Acquisition Properties"), none of which individually constitutes a "significant subsidiary". The shopping centers total 1,460,906 square feet of retail space, of which 1,143,101 square feet is Company-owned gross leasable area. The Company's net investment in the Acquisition Properties aggregated approximately $101.2 million, before any contingent consideration. In conjunction with the acquisition of three of the shopping centers, the aggregate purchase price is subject to possible upward adjustment by approximately $30.7 million upon completion of construction of approximately 202,000 additional square feet within the agreed earnout periods.
The Company's net investment was initially funded through proceeds      made
available through revolving credit facilities and cash. In addition, the Company entered into an agreement to acquire a shopping center in Fayetteville, Arkansas. This shopping center has approximately 140,000 square feet of GLA and the estimated purchase price is approximately $12.0 million. This property is referred to herein as the "Probable Acquisition Property." Although the Company believes it is probable that this property will be acquired, there can be no assurance that the purchase transaction will be consummated. Information regarding the Acquisition Properties and the Probable Acquisition Property is attached as SCHEDULE A.

The acquisition of, or investment in, the Acquisition Properties, or with respect to the Probable Acquisition Property will be, pursuant to individual agreements for the sale and purchase of each property between each selling entity and the Company. The factors considered by the Company in determining the price to be paid for the properties included their historical and/or expected cash flow, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and/or new tenancies, current operating costs and taxes on the properties and anticipated changes therein under Company ownership, the outlots and expansion areas available, the physical condition and locations of the properties, the anticipated effect on the Company's financial results (including particularly Funds From Operations) and the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, but determined the price it was willing to pay primarily on the factors discussed above related to the properties themselves and their fit with the Company's operations. Separate independent appraisals were not obtained in connection with the acquisition of the properties by the Company. The Company, after investigation of the properties, is not aware of any material factors, other than those enumerated above, that would cause the financial information reported, where available, to not be necessarily indicative of future operating results.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

Financial Statements
--------------------

The statements of revenue and certain expenses included in this report relates to the Cooks Corner shopping center located in Brunswick, Maine and the Spring Creek Centre shopping center located in Fayetteville, Arkansas (the Probable Acquisition Property) for the year ended December 31, 1996 and the six month periods ended June 30, 1996 and 1997. Financial information for the remaining three shopping centers acquired in 1997 are not presented because these properties were either under development or in the lease-up phase and, accordingly, the related operating information for such centers does not exist or would not be meaningful.

Pro Forma Financial Information (unaudited)
-------------------------------------------

Unaudited pro forma financial information is presented as follows:

-        Pro forma condensed consolidated balance sheet as of June 30, 1997.

- Pro forma condensed consolidated statement of operations for the six month period ended June 30, 1997 and for the year ended December 31, 1996.

- Estimated twelve-month pro forma statement of taxable net operating income and operating funds available.

Exhibits
--------

4(f) Medium Term Note - Form of Fixed Rate Senior Security

4(g) Medium Term Note - Form of Floating Rate Senior Security

4(h) Medium Term Note - Form of Fixed Rate Subordinated Security

4(i) Medium Term Note - Form of Floating Rate Subordinated Security

23   Consent of Independent Accountants

                                                                      SCHEDULE A

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION

                                                  Company
                                  Date of          Owned         Percent       Year
       Shopping Center           Acquisition    Square Feet      Occupied     Completed               Principal Tenants
------------------------------------------------------------------------------------------------------------------------------------

Eagan Promenade                                                                              HomePlace, Office Max, TJ Maxx and
Eagan, MN                         07/01/97        224,350         100.0%        1997         Byerly's

Midway Marketplace
St. Paul, MN                      07/11/97        309,876         100.0%        1997         Kmart, Cub Foods, PetsMart and Mervyn's

Cooks Corner
Brunswick, ME                     08/14/97        290,784          99.7%        1965         Hoyt's Cinema, TJ Maxx and Sears


Centennal Promenade                                                                          Border's, Golfsmith, HomePlace,
Denver, CO                        10/02/97        318,091         100.0%        1997         Ross Dress for Less, Toys R Us,
                                                                                             Soundtrack, Office Max and Michael's


Spring Creek Centre               Probable                                                   Wal Mart, National Home Center, Service
Fayetteville, AK                Acquisition       139,962          97.8%        1995         Merchandise and TJ Maxx

DEVELOPERS DIVERSIFIED REALTY CORPORATION
INDEX TO FINANCIAL STATEMENTS
JUNE 30, 1997
--------------------------------------------------------------------------------

                                                                                   PAGE
                                                                                   ----
COOKS CORNER
   Report of Independent Accountants ........................................       F-2
   Statement of Revenue and Certain Expenses for the year ended
      December 31, 1996 and (unaudited) six month periods ended June 30, 1996
         and 1997 ...........................................................       F-3
   Notes to Statement of Revenue and Certain Expenses .......................       F-4

SPRING CREEK CENTRE
   Report of Independent Accountants.........................................       F-5
   Statement of Revenue and Certain Expenses for the year ended December 31,
      1996 and (unaudited) six month periods ended June 30, 1996
         and 1997 ...........................................................       F-6
   Notes to Statement of Revenue and Certain Expenses .......................       F-7

DEVELOPERS DIVERSIFIED REALTY CORPORATION
(PRO FORMA - UNAUDITED):
   Condensed Consolidated Balance Sheet as of June 30, 1997 .................       F-8
   Condensed Consolidated Statement of Operations for the six month period
      ended June 30, 1997 and for the year ended December 31, 1996 ..........       F-11
   Estimated Twelve Month Pro Forma Statement of Taxable Net Operating
       Income and Operating Funds Available .................................       F-19

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Developers Diversified Realty Corporation


         We have audited the accompanying Statement of Revenue and Certain Expenses of Cooks Corner for the year ended December 31, 1996. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying historical statement is prepared on the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) and is not intended to be a complete presentation of the revenues and expenses of Cooks Corner.

         In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Cooks Corner, on the basis described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




PRICE WATERHOUSE LLP
Cleveland, Ohio
July 28, 1997

DEVELOPERS DIVERSIFIED REALTY CORPORATION
COOKS CORNER
STATEMENT OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------------------------------------


                                                           Six Months      Six Months
                                          Year  Ended         Ended           Ended
                                       December 31, 1996  June 30, 1996   June 30, 1997
                                       -----------------  -------------   -------------
                                                           (unaudited)     (unaudited)
Revenue:
     Minimum rents                         $2,074,197      $1,085,772      $1,097,659
     Percentage and overage rents             165,805         134,306         143,484
     Recoveries from tenants                  446,655         126,933         280,973
     Other income                              24,834          15,350          11,805
                                           ----------      ----------      ----------
                                            2,711,491       1,362,361       1,533,921
                                           ----------      ----------      ----------
Certain expenses:
     Operating and maintenance                653,646         439,365         324,977
     Real estate taxes                        211,776         105,888         123,972
                                           ----------      ----------      ----------
                                              865,422         545,253         448,949
                                           ----------      ----------      ----------

Revenue in excess of certain expenses      $1,846,069      $  817,108      $1,084,972
                                           ==========      ==========      ==========







               The accompanying notes are an integral part of this
                   statement of revenue and certain expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
COOKS CORNER
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------------------------------------

1.       OPERATION OF PROPERTY
         ---------------------

         The accompanying statement of revenue and certain expenses relates to the operations of Cooks Corner, located in Brunswick, ME. The shopping center was built in 1965.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

BASIS OF PRESENTATION
---------------------

         The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

         The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company, in the future operations of the Property have been excluded. Revenues excluded consist of interest, gains on sales of land, and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements and amortization of organization costs and other intangible assets, interest expense and other general and administrative and leasing costs not directly related to the future operations of the Property.

INCOME RECOGNITION
------------------

         Rental income is recorded on the straight line basis.

3.       EVENT SUBSEQUENT TO INDEPENDENT ACCOUNTANTS' REPORT
         ---------------------------------------------------

         Developers Diversified Realty Corporation acquired the property on August 14, 1997.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Developers Diversified Realty Corporation


         We have audited the accompanying Statement of Revenue and Certain Expenses of Spring Creek Centre for the year ended December 31, 1996. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying historical statement is prepared on the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) and is not intended to be a complete presentation of the revenues and expenses of Spring Creek Centre.

         In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Spring Creek Centre, on the basis described in Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




PRICE WATERHOUSE LLP
Cleveland, Ohio
October 7, 1997

DEVELOPERS DIVERSIFIED REALTY CORPORATION
SPRING CREEK CENTRE
STATEMENT OF REVENUE AND CERTAIN EXPENSES

--------------------------------------------------------------------------------

                                                            Six Months     Six Months
                                            Year Ended         Ended           Ended
                                        December 31, 1996  June 30, 1996   June 30, 1997
                                        -----------------  -------------   -------------
                                                             (unaudited)     (unaudited)
Revenue:
     Minimum rents                           $1,134,768        $534,186        $597,438
     Recoveries from tenants                    110,198          39,971          54,038
                                             ----------        --------        --------
                                              1,244,966         574,157         651,476
                                             ----------        --------        --------
Certain expenses:
     Operating and maintenance                  149,552          60,562          80,850
     Real estate taxes                           44,614          22,307          27,105
                                             ----------        --------        --------
                                                194,166          82,869         107,955
                                             ----------        --------        --------

Revenue in excess of certain expenses        $1,050,800        $491,288        $543,521
                                             ==========        ========        ========




               The accompanying notes are an integral part of this
                   statement of revenue and certain expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
SPRING CREEK CENTRE
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

--------------------------------------------------------------------------------

1.       OPERATION OF PROPERTY
         ---------------------

         The accompanying statement of revenue and certain expenses relates to the operations of Spring Creek Centre, located in Fayetteville, Arkansas. The shopping center was built in 1995.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

BASIS OF PRESENTATION
---------------------

         The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

         The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company, in the future operations of the Property have been excluded. Revenues excluded consist of interest, gains on sales of land, and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements and amortization of organization costs and other intangible assets, interest expense and other general and administrative and leasing costs not directly related to the future operations of the Property.

INCOME RECOGNITION
------------------

         Rental income is recorded on the straight line basis.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1997

--------------------------------------------------------------------------------
(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet is presented as if the following had occurred as of June 30, 1997: (i) the acquisition by the Company subsequent to June 30, 1997 of the Acquisition Properties and the acquisition of the Probable Acquisition Property; (ii) the sale by the Company of $50 million Medium Term Notes issued in July 1997 and
(iii) the sale by the Company of 507,960 common shares in September 1997 resulting in net proceeds of approximately $18.8 million. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Developers Diversified Realty Corporation Forms 10-Q and 10-K for the six-month period ended June 30, 1997 and the year ended December 31, 1996, respectively.

The unaudited pro forma condensed consolidated balance sheet does not purport to represent what the actual financial position of the Company would have been at June 30, 1997, nor does it purport to represent the future financial position of the Company.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1997
                                                          (Dollars in Thousands)

--------------------------------------------------------------------------------
(Unaudited)

                                             Company             Pro Forma            Company
                                             Historical         Adjustments          Pro Forma
                                             --------------------------------------------------
Assets:
    Real estate, net                         $   999,086         $113,225(a)        $ 1,112,311
    Cash and cash equivalents                     15,111                -                15,111
    Other assets                                  24,255              327(b)             24,582
    Investment in and advances to
      joint ventures                             120,510                -               120,510
                                             -----------         --------           -----------
         Total Assets                        $ 1,158,962         $113,552           $ 1,272,514
                                             ===========         ========           ===========

Liabilities:
     Indebtedness:
       Senior notes                          $   291,594         $ 50,000(b)        $   341,594
       Convertible debentures                     59,257                -                59,257
       Revolving credit agreements                20,000           40,332(d)             60,332

       Mortgages payable                         106,297                -               106,297
                                             -----------         --------           -----------
             Total indebtedness                  477,148           90,332               567,480

       Other liabilities                          34,702            4,063(a)             38,765
                                             -----------         --------           -----------
       Total Liabilities                         511,850           94,395               606,245
                                             -----------         --------           -----------

       Minority interest                          16,293              352(a)             16,645
       Shareholders' equity:
        Class A Preferred Shares                 105,375                -               105,375
        Class B Preferred Shares                  44,375                -                44,375
        Common shares                              2,639               51(c)              2,690
       Paid-in-capital                           535,611           18,754(c)            554,365
       Accumulated dividends in excess
            of net income                        (56,566)               -               (56,566)
                                             -----------         --------           -----------
                                                 631,434           18,805               650,239
      Less:  Unearned compensation -
        restricted stock                            (615)               -                  (615)
                                             -----------         --------           -----------
                                                 630,819           18,805               649,624
                                             -----------         --------           -----------
         Total Liabilities and
            Shareholders' Equity             $ 1,158,962         $113,552           $ 1,272,514
                                             ===========         ========           ===========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 30, 1997

--------------------------------------------------------------------------------

(Unaudited)

(a) Represents the investment in the Acquisition Properties purchased during the period July 1, 1997 to November 3, 1997 and the assumed acquisition of the Probable Acquisition Property. The acquired shopping centers were initially funded through cash, minority equity interest, other liabilities assumed and borrowings from revolving credit facilities. The aggregate purchase price for the Probable Acquisition Property reflected herein is assumed to be funded entirely through proceeds from revolving credit agreements since the cash to be utilized from operations or liabilities assumed is not determinable. The initial purchase price, before any contingent consideration that may be earned by the Sellers, is as follows:


                  Eagan Promenade, Minneapolis, MN              $   20,538
                  Midway Market Place, St. Paul, MN                 22,340
                  Cooks Corner, Brunswick, ME                       19,182
                  Centennial Promenade, Denver, CO                  39,165
                  Spring Creek Centre, Fayetteville, AK             12,000
                                                                 ---------
                                                                 $ 113,225
                                                                 =========

(b) Represents the sale by the Company of $50 million of Medium Term Notes in July 1997 and the use of proceeds thereof. The net proceeds to the Company, after underwriting discounts and offering costs, were approximately $49.7 million and were used to repay borrowings under the revolving credit facilities.

(c) Represents the sale by the Company of 507,960 common shares in September 1997 and the use of proceeds thereof. The net proceeds to the Company, after underwriting discounts and offering costs, were $18.8 million and were primarily used to repay borrowings under the revolving credit facilities.

(d) The net increase in the revolving credit facility debt is summarized as follows (in thousands):

                  Purchase of the Acquisition Properties         $   96,810
                  Purchase of the Probable Acquisition Property      12,000
                  Sale of Medium Term Notes                         (49,673)
                  Sale of common shares                             (18,805)
                                                                 ----------
                                                                 $   40,332
                                                                 ==========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1997
AND FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------
(Unaudited)

The unaudited pro forma condensed statement of operations for the six month period ended June 30, 1997 is presented as if each of the following transactions had occurred on January 1, 1997; (i) the acquisition by the Company of the properties, which had an operating history, purchased from January 1, 1997 through November 3, 1997; (ii) the acquisition of the Probable Acquisition Property; (iii) the sale by the Company of 3,350,000 common shares in January 1997; (iv) the sale by the Company of $75 million of 7.125% Pass-through Asset Trust Securities in March 1997; (v) the sale by the Company of 1,300,000 common shares in June 1997; (vi) the sale by the Company of $50 million of Medium Term Notes in July 1997 and (vii) the sale by the Company of 507,960 common shares in September 1997.

The unaudited pro forma condensed statement of operations for the year ended December 31, 1996 is presented as if each of the following transactions had occurred on January 1, 1996; (i) the acquisition by the Company of the properties, which had an operating history, purchased from January 1, 1997 through November 3, 1997 (None of the properties acquired in 1996 had an operating history.); (ii) the acquisition of the Probable Acquisition Property;
(iii) the sale by the Company of 175,000 Depositary Shares representing 9.44% Class B Cumulative Redeemable Preferred Stock in January 1996; (iv) the sale by the Company of 2,611,500 common shares in March 1996; (v) the sale by the Company of $111.7 million of Medium Term Notes during 1996; (vi) the sale by the Company of 3,350,000 common shares in January 1997 to the extent the proceeds thereof were used to repay indebtedness assumed to be outstanding during 1996;
(vii) the sale by the Company of $75 million of 7.125% Pass-through Asset Trust Securities in March 1997; (viii) the sale by the Company of 1,300,000 common shares in June 1997; (ix) the sale by the Company of $50 million of Medium Term Notes in July 1997 and (x) the sale by the Company of 507,960 common shares in September 1997.

The foregoing pro forma information is based upon the historical consolidated results of operations of the Company for the six month period ended year ended June 30, 1997 and the year ended December 31, 1996, giving effect to the transactions described above. The pro forma condensed consolidated statement of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Developers Diversified Realty Corporation Forms 10-Q and 10-K for the six month period ended June 30, 1997 and the year ended December 31, 1996, respectively.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor do they purport to represent the Company's results of operations for future periods.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 1997
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

(Unaudited)                                                       Pro Forma Adjustments
                                                                  ---------------------

                                                            Acquisitions,
                                                               Common
                                                              Share and           Probable         Company
                                                Company       Debt Share         Acquisition      Pro Forma
                                               Historical     Offerings          Property (b)    (Unaudited)

Revenues from rental properties                 $ 73,581       $ 1,534 (a)         $    652       $ 75,767
Management fees and other income                   4,739             -                    -          4,739
                                                --------       -------             --------       --------

                                                  78,320         1,534                  652         80,506
                                                --------       -------             --------       --------

Operating and maintenance                          7,124           325(a)                81          7,530
Real estate taxes                                  9,325           124(a)                27          9,476
Depreciation and amortization                     15,206           242(a)               151         15,599
General and administrative expenses                5,026             -                    -          5,026
Interest expense                                  16,478           717(a)(d)            449         16,209
                                                                (1,043)(c)(f)
                                                                  (392)(e)(g)
                                                --------       -------             --------       --------


                                                  53,159           (27)                 708         53,840
                                                --------       -------             --------       --------
Income (loss) before equity in net
      income of joint ventures, minority
      equity interest and gain on sales of
      real estate                                 25,161         1,561                  (56)        26,666
Equity in net income of
      joint ventures                               5,334             -                    -          5,334

Minority equity interest                            (526)          (11)(a)                -           (537)

Gain on sales of real estate                       3,526             -                    -          3,526
                                                --------       -------             --------       --------

Net income  (loss)                              $ 33,495       $ 1,550             $    (56)      $ 34,989
                                                ========       =======             ========       ========


Per share data:
   Income available to common shareholders:
    Primary                                     $   1.06                                          $   1.10 (h)
                                                ========                                          ========
    Fully diluted                               $   1.04                                          $   1.08 (h)
                                                ========                                          ========

Weighted average number of common
    shares (in thousands):
    Primary                                       24,846                                            25,367
                                                ========                                          ========

    Fully diluted                                 25,338                                           25,859
                                                ========                                          ========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 1997
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------
(Unaudited)

(a) Reflects revenues and expenses for the properties acquired during 1997, for the period January 1, 1997 through the earlier of the date of acquisition, or June 30, 1997 as follows:

                                Effective                    Real
                                 Date of                    Estate     Operating &                               Minority
        Shopping Center        Acquisition     Revenues      Taxes     Maintenance    Depreciation   Interest    Interest
        ---------------        -----------     --------      -----     -----------    ------------   --------    --------
  Great Northern Shopping
  Center - North, Cleveland,
  (North Olmsted), OH (1)          01/01/97      $      -    $     -    $      -       $      -      $    -         $   -
  Great Northern Shopping
  Center - South, Cleveland,
  (North Olmsted) OH (1)           01/01/97             -          -           -              -           -             -
  Plaza Del Norte, San
  Antonio, TX (2), (3)             01/23/97             -          -           -              -           -             -
  Foothills Towne Center
  Awatukee, AZ (2)                 02/21/97             -          -           -              -           -             -

  Eagan Promenade
  Minneapolis, MN (2)              07/01/97             -          -           -              -           -             -
  Midway Marketplace
  St. Paul, MN (2)                 07/11/97             -          -           -              -           -             -
  Cooks Corner
  Brunswick, ME                    08/14/97         1,534        124         325            242         717            11
  Centennial Promenade
  Denver, CO (2)                   10/02/97             -          -          -              -            -             -
                                                 --------    -------    -------        -------       ------         -----

                                                 $  1,534    $   124    $   325        $   242       $  717         $  11
                                                 ========    =======    =======        =======       ======         =====

         (1) Included in historical statement of operation for the six months ended June 30, 1997.

         (2) No revenues or expenses have been included in the pro forma statement of operations since the center was either under development or in the lease-up phase during 1996 and 1997.

         (3) Property acquired through a joint venture in which the Company owns a 35% interest.

(b) Reflects revenues and expenses of the Probable Acquisition Property contemplated as of November 3, 1997, for the period January 1, 1997 through June 30, 1997 as follows:

                                                       Real
                                                      Estate       Operating &
         Shopping Center              Revenues         Taxes       Maintenance   Depreciation        Interest
         ---------------              --------         -----       -----------   ------------        --------
  Spring Creek Centre
  Fayetteville, AR                        $652         $  27             $  81           $151            $449
                                          ====         =====             =====           ====            ====

(c) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 3,350,000 common shares completed in January 1997.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTH PERIOD ENDED JUNE 30, 1997
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

(d) Interest expense relating to the issuance of $75 million of 7.125% Pass-through Asset Trust Securities completed in March 1997 is not reflected herein as the proceeds thereof were considered to be used to acquire shopping centers with no previous operating history. Accordingly, the Company would not have issued these securities until the time of acquisition.

(e) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 1,300,000 common shares completed in June 1997. See Note (h) with regard to shares included in earnings per share calculation.

(f) Interest expense relating to the issuance of $50 million of Medium Term Notes completed in July 1997 is not reflected herein as the proceeds thereof were considered to be used to acquire shopping centers with no previous operating history and/or for properties currently under development. Accordingly, the Company would not have issued these securities until the time of acquisition.

(g) The issuance of 507,960 common shares completed in September 1997 is not reflected herein as the proceeds thereof were considered to be used to acquire shopping centers with no previous operating history and/or for properties currently under development. Accordingly, the Company would not have issued these securities until the time of acquisition.

(h) Pro forma income per common share is based upon the weighted average number of common shares assumed to be outstanding during 1997 and includes all shares issued in conjunction with the 3,350,000 common share offering in January 1997 and 273,000 shares of the 1,300,000 common share offering completed in June 1997 and 507,960 common shares completed in September 1997. The remaining 1,027,000 shares issued in June 1997 and the entire 507,960 shares issued in September 1997 were not reflected in the pro forma statement of operations as the proceeds were not considered to be received until the date the newly developed shopping centers were acquired in 1997, since such centers had no operating history.

         In accordance with the Accounting Principles Board Opinion No. 15, primary earnings per share before extraordinary item is calculated as follows:

         Undistributed loss:
           Income available to common shareholders ..........          $ 27,889
           Total dividends declared -  $1.26 per common share           (31,962)
                                                                       --------
           Undistributed loss ...............................          $ (4,073)
                                                                       ========

         Per share data
             Dividends declared .............................          $   1.26
             Undistributed loss .............................             (0.16)
                                                                       --------
             Primary ........................................          $   1.10
                                                                       ========

         Weighted average number of Common Shares:
             Primary ........................................            25,367
                                                                       ========
             Fully diluted ..................................            25,859
                                                                       ========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

(Unaudited)                                                      Pro Forma Adjustments
                                                                 ---------------------

                                                                                 Acquisitions,
                                                                                    Common
                                                              Adjustments          Share and          Probable       Company
                                               Company        Previously           Debt Share        Acquisition    Pro Forma
                                              Historical      Reported (a)         Offerings         Property(g)   (Unaudited)
                                              ----------      ------------         ---------         -----------   -----------

Revenues from rental properties               $ 122,275         $     -(b)          $ 9,639(f)        $   1,245     $ 133,159
Management fees and other income                  8,630               -                   -                   -         8,630
                                              ---------         -------             -------           ---------     ---------

                                                130,905               -               9,639               1,245       141,789
                                              ---------         -------             -------           ---------     ---------

Operating and maintenance                        12,098               -               1,551(f)              149        13,798
Real estate taxes                                14,589               -               1,051(f)               45        15,685
Depreciation and amortization                    25,062               -               2,038(f)              305        27,405
General and administrative expenses               8,436               -                   -                   -         8,436
Interest expense                                 29,888            (884)(c)(d)        3,891(f)(j)           821        29,968
                                                                        (e)          (3,957)(h)(k)
                                                                                        209(i)(l)
                                              ---------         -------             -------           ---------     ---------
                                                 90,073            (884)              4,783               1,320        95,292
                                              ---------         -------             -------           ---------     ---------

Income (loss) before equity in net
  income of joint ventures, minority
   equity interest                               40,832             884               4,856                 (75)       46,497
Equity in net income of
      joint ventures                              8,710               -                   -                   -         8,710

Minority equity interest                              -               -              (1,080)(f)               -        (1,080)
                                              ---------         -------             -------           ---------     ---------

Net income (loss)                             $  49,542         $   884             $ 3,776           $     (75)    $  54,127
                                              =========         =======             =======           =========     =========


Per share data:
   Income available to common shareholders:
    Primary                                   $   1.67                                                              $    1.70 (m)
                                              ========                                                              =========
    Fully diluted                             $   1.66                                                              $    1.69 (m)
                                              ========                                                              =========

Weighted average number of common
   shares (in thousands):
   Primary                                      21,142                                                                 23,441
                                              ========                                                              =========

   Fully diluted                                21,262                                                                 23,561
                                              ========                                                              =========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------
(Unaudited)

(a) Pro forma adjustments as previously reported represent adjustments for those transactions enumerated in the Company's December 31, 1996 Form 10-K. Such adjustments are summarized in (b), (c), (d) and (e) below.

(b) No revenues or expenses have been included in the pro forma statement of operations for the Properties acquired in 1996 because these properties were either under development or in the lease-up phase and, accordingly, the related operating information for such centers either does not exist or would not be meaningful. The results of operations from the date of acquisition are included in the Company's historical results.

(c) Changes in interest expense relating to the use of proceeds from the issuance of 175,000 Depositary Shares representing 9.44% Class B Cumulative Redeemable Preferred stock in January 1996 to repay the revolving credit facility borrowings is not reflected herein as the effect is considered insignificant.

(d) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 2,611,500 common shares completed in March 1996.

(e) Changes in interest expense relating to the issuance of Medium Term Notes completed in 1996 and the simultaneous repayment of the revolving credit facility borrowings is not reflected herein as the effect is considered insignificant.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------
(Unaudited)

(f) Reflects revenues and expenses for the year ended December 31, 1996, of the properties acquired during 1997, as follows:

                                    Effective                   Real
                                     Date of                   Estate       Operating &                               Minority
        Shopping Center            Acquisition    Revenues      Taxes       Maintenance   Depreciation  Interest      Interest
        ---------------            -----------    --------      -----       -----------   ------------  --------      --------
  Great Northern Shopping
  Center - North, Cleveland,
  (North Olmsted), OH                01/01/97       $5,125      $ 631          $  676         $ 1,206    $1,903         $  876
  Great Northern Shopping
  Center - South, Cleveland,
  (North Olmsted) OH                 01/01/97        1,803        208             222             344       677            183
  Plaza Del Norte, San
  Antonio, TX (1), (2)               01/23/97                                       -               -                        -
  Foothills Towne Center                                 -          -                                         -
  Awatukee, AZ (1)                   02/21/97            -          -               -               -

                                                                                                              -              -
  Eagan Promenade
  Minneapolis, MN (1)                07/01/97            -          -               -               -         -              -
  Midway Marketplace
  St. Paul, MN (1)                   07/11/97            -          -               -               -         -              -
  Cooks Corner,
  Brunswick, ME                      08/14/97        2,711        212             653             488     1,311             21
  Centennial Promenade
  Denver, CO (1)                     10/02/97           -          -               -               -         -              -
                                                    ------   --------          ------          ------  --------       --------
                                                    $9,639   $  1,051          $1,551          $2,038  $  3,891       $  1,080
                                                    ======   ========          ======          ======  ========       ========

         (1) No revenues or expenses have been included in the pro forma statement of operations since the center was either under development or in the lease-up phase during 1996.

         (2) Property acquired through a joint venture in which the Company owns a 35% interest.

(g) Reflects revenues and expenses of the Probable Acquisition Property contemplated as of November 3, 1997, for the period January 1, 1996 through December 31, 1996 as follows:

                                                     Real Estate          Operating &
     Shopping Center                 Revenues              Taxes          Maintenance        Depreciation            Interest
     ---------------                 --------              -----          -----------        ------------            --------
  Spring Creek Centre
  Fayetteville, AR                    $1,245             $    45               $  149              $  305              $  821
                                      ======             =======               ======              ======              ======

(h) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 3,350,000 common shares completed in January 1997. See Note (m) with regard to shares included in earnings per share calculation.

(i) Reflects the net increase in interest cost of $209 relating to the variable rate indebtedness repaid with the proceeds from the $75 million of 7.125% Pass-through Asset Trust Securities completed in March 1997. Pro forma interest incurred for the year ended December 31, 1996 on the Pass-through Asset Trust Securities is estimated at $4,176 and interest savings on the variable rate indebtedness repaid is estimated at $3,967. Pro forma

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------
                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)

         interest expense is calculated based on the amount of proceeds assumed to be used to fund the properties acquired in 1997 with operating history. The remaining proceeds were not considered to be received until the date the remaining 1997 shopping centers were acquired since no previous operating history existed with regard to such properties.

(j) Interest expense relating to the issuance of $50 million of Medium Term Notes completed in July 1997 is not reflected herein as the proceeds thereof were considered to be used to acquire shopping centers with no previous operating history and/or for properties currently under development. Accordingly, the Company would not have issued these securities until the time of acquisition.

(k) The issuance of 1,300,000 common shares completed in June 1997 is not reflected herein as the proceeds thereof were considered to be used to acquire shopping centers with no previous operating history. Accordingly, the Company would not have issued these securities until the time of acquisition.

(l) The issuance of 507,960 common shares completed in September 1997 is not reflected herein as the proceeds thereof were considered to be used to acquire shopping centers with no previous operating history. Accordingly, the Company would not have issued these securities until the time of acquisition.

(m) Pro forma income per common share is based upon the weighted average number of common shares assumed to be outstanding during 1996 and included 1,833,000 shares of the 3,350,000 common share offering completed in January 1997. The remaining 1,517,000 shares issued in June 1997 were not reflected in the pro forma statement of operations as the proceeds were not considered to be received until the date the 1997 shopping centers were acquired since such centers had no previous operating history.

         In accordance with the Accounting Principles Board Opinion No. 15, primary earnings per share before extraordinary item is calculated as follows:

         Undistributed loss:
           Income available to common shareholders ..........          $ 39,927
           Total dividends declared -  $2.40 per common share           (56,258)
                                                                       --------
           Undistributed loss ...............................          $(16,331)
                                                                       ========

         Per share data
             Dividends declared .............................          $   2.40
             Undistributed loss .............................             (0.70)
                                                                       --------
             Primary earnings per common share ..............          $   1.70
                                                                       ========

         Weighted average number of Common Shares:
             Primary earnings ...............................            23,441
                                                                       ========
             Fully diluted ..................................            23,561
                                                                       ========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
ESTIMATED TWELVE MONTH PRO FORMA STATEMENT OF
TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
--------------------------------------------------------------------------------
(Unaudited)

The following unaudited statement is a pro forma estimate of taxable income and funds available from operations of the Company for the year ended December 31, 1996. The pro forma statement is based on the Company's historical operating results for the twelve-month period ended December 31, 1996 adjusted for the effect of (i) historical operations of the Acquisition Properties during 1996, and the Probable Acquisition Property (ii) 175,000 depositary shares representing 9.44 % Class B Cumulative Redeemable Preferred stock completed in January 1996, (iii) 2,611,500 common share offering completed in March 1996,
(iv) Medium Term Notes offerings completed in 1996 and 1997, (v) 3,500,000 common share offering completed in January 1997, (vi) Pass-through Asset Trust Securities issued in March 1997, (vii) 1,300,000 common share offering completed in June 1997, (viii) 509,760 common share offering completed in September 1997 and certain other items related to operations which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the 1996 historical financial statements included on the Company's Form 10-K for the year ended December 31, 1996 and (ii) the pro forma condensed financial statements of the Company included elsewhere herein.

ESTIMATE OF TAXABLE NET OPERATING INCOME (IN THOUSANDS):
DDRC historical net income, exclusive of property depreciation and amortization (Note 1) ............          $ 74,604
Acquisition Properties - historical earnings from operations, as adjusted, exclusive
   of depreciation and amortization (Note 2) ........................................................             2,066
Probable Acquisition Property - historical earnings from operations, as adjusted, exclusive of
   depreciation and amortization (Note 2) ...........................................................               230
Pro forma adjustments arising from the utilization of the proceeds from the 175,000 Class B
   Depositary Shares ................................................................................                 -
Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of the
   proceeds from the 2,611,500 common share offering ................................................               884
Pro forma adjustments arising from the utilization of the proceeds from the issuance of Medium
   Term Notes to repay variable rate indebtedness ...................................................                 -
Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of
   the proceeds from the 3,350,000 common share offering ............................................             3,957
Pro forma adjustments arising reflecting the increase in interest expense from the utilization of the proceeds from the issuance of Pass-through Asset Trust Securities to repay variable rate
   indebtedness .....................................................................................              (209)
Pro forma adjustments arising from the utilization of the proceeds from the 1,300,000 common
   share offering ...................................................................................                 -
Pro forma adjustments arising from the utilization of the proceeds from the 507,960 common
   share offering ...................................................................................                 -
Estimated tax depreciation and amortization (Note 3):
Estimated 1996 tax depreciation and amortization ....................................................           (19,295)
Pro forma tax depreciation for Properties acquired during 1996 ......................................                 -
Pro forma tax depreciation for Properties acquired during 1997 ......................................            (1,605)
Pro forma tax depreciation for Probable Acquisition Property ........................................              (300)
                                                                                                               --------
Pro forma taxable income before dividends deduction .................................................            60,332
    Estimated dividends deduction (Note 4) ..........................................................           (70,458)
                                                                                                               --------
                                                                                                               $(10,126)
Pro forma taxable net operating income ..............................................................          $      -
                                                                                                               ========
ESTIMATE OF OPERATING FUNDS AVAILABLE (IN THOUSANDS):
Pro forma taxable operating income before dividends deduction .......................................          $ 60,332
    Add pro forma depreciation ......................................................................            21,200
                                                                                                               --------
Estimated pro forma operating funds available (Note 5) ..............................................          $ 81,532
                                                                                                               ========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
ESTIMATED TWELVE MONTH PRO FORMA STATEMENT OF
TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE

--------------------------------------------------------------------------------
(Unaudited)

Note 1 - The historical earnings from operations represents the Company's earnings from operations for the twelve months ended December 31, 1996 as reflected in the Company's historical financial statements.

Note 2 - The historical earnings from operations for the properties acquired during 1997 represent the revenues and certain expenses as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 1996 included elsewhere herein.

Note 3 - Tax depreciation for the Company is based upon the Company's tax basis in the properties which exceeds the historical cost basis, as reflected in the Company's financial statements in accordance with generally accepted accounting principles, by approximately $20 million before accumulated depreciation. The costs are generally depreciated on a straight-line method over a 40-year life for tax purposes.

Note 4 - Estimated dividends deduction is calculated as follows:

         Common share dividend (23,441,000 x $2.40)        $ 56,258
         Class A Preferred Shares                            10,011
         Class B Preferred Shares                             4,189
                                                           --------
                                                           $ 70,458
                                                           ========

Note 5 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DEVELOPERS DIVERSIFIED REALTY
                                      CORPORATION


Date     November 7, 1997             /s/ William H. Schafer
      --------------------------      ------------------------------------------
                                      William H. Schafer
                                      Vice President and Chief Financial Officer